[PHOTO]

VANGUARD/
WELLINGTON FUND

Semiannual Report
May 31, 1997

[VANGUARD GROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        3


                                   Report From
                                   The Adviser

                                        5


                                   Performance
                                     Summary

                                        6


                                    Financial
                                   Statements

                                        7


                                  Directors And
                                    Officers

                                INSIDE BACK COVER


                       All comparative mutual fund data
                  are from Lipper Analytical Services, Inc.
                    or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,


The stock market continued its remarkable surge during the first half of Vanguard/Wellington Fund's 1997 fiscal year even while rising interest rates pared the returns from the bond market. This divergence was reflected in our return, which fell roughly midway between the strong gains of the stock market and the losses registered by long-term bonds.

     Wellington Fund's total return (capital change plus reinvested dividends) was +6.5% for the six months ended May 31, 1997. We slightly outpaced the return of the average balanced mutual fund but trailed the +8.0% theoretical return of our unmanaged composite index, which is weighted 65% in the Standard & Poor's 500 Composite Stock Price Index and 35% in the Lehman Brothers Long-Term Corporate AA or Better Bond Index. The adjacent table presents the returns for the six-month period.

--------------------------------------------
                              TOTAL RETURN
                            SIX MONTHS ENDED
                              MAY 31, 1997
--------------------------------------------
Vanguard/Wellington Fund          +6.5%
--------------------------------------------
Average Balanced Fund             +6.0%
--------------------------------------------
Composite Stock/Bond Index*       +8.0%
--------------------------------------------

*65% S&P 500 Index, 35% Lehman Long-Term
 Corporate AA or Better Bond Index.

     The Fund's return is based on a decrease in net asset value from $28.34 per share on November 30, 1996, to $28.27 per share on May 31, 1997, with the latter figure adjusted for dividends totaling $0.66 per share paid from net investment income and distributions totaling $1.11 paid from net realized capital gains. As of May 31, Wellington's dividend yield was 4.0%.

THE PERIOD IN REVIEW

Exuberance, whether irrational or not, was the dominant mood in the stock market during the first half of our fiscal year. The climate was nearly ideal for common stocks as strong economic growth, rising corporate profits, and relatively low inflation prevailed during the six months. Yet the market's strong advance was bumpy and top-heavy; large-capitalization growth stocks significantly outpaced other sectors. Volatility was particularly evident in the S&P 500 Index's decline of nearly -10% during the seven weeks following its record high on February 18. To the surprise of many observers, however, the drop was followed by an energetic rebound. All of the lost ground--and then some--was regained during the final seven weeks of the period, pushing market averages to record highs.

     Jitters about interest rates apparently caused the brief slide. The subsequent rebound stemmed from a combination of factors, including strong earnings reports by many key companies, a lessening of inflation fears, and an easing in interest rates from peaks reached in mid-April. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     During the half-year, the bond market, as measured by the Lehman Long-Term Corporate AA or Better Bond Index, provided a negative total return of -1.2%. Bond prices were buffeted by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. Yields moved higher during the first four months of the period, then retreated in April and May as concerns about inflation eased somewhat. On balance, interest rates ended the period higher than they started, with the yield on the benchmark 30-year U.S. Treasury bond rising from 6.35% on November 30, 1996, to 6.91% on May 31, 1997.

     In the stock market, the S&P 500 Index registered a marvelous total return of +13.1%. Wellington Fund's equity portion earned a return of +11.2%. Our equity segment's shortfall versus the S&P 500 Index is more than explained by the difference in returns for large-cap growth stocks (+15.8%) and large-cap value stocks (+10.4%). Wellington's emphasis on dividend-paying stocks means that we have a decided tilt toward value stocks and hold relatively few growth issues. While long-term returns on growth and value stocks have generally been similar, it is not at all unusual for returns on the two segments to differ over shorter periods.

     The rise in bond yields and the stock market's advance increased the relative attractiveness of bonds, so our investment adviser, Wellington Management Company, reduced the portion of Fund assets invested in equities from 64% to 62% during the period. This small shift put our equity holdings near the lower end of our target range of 60% to 70% of assets and was a factor in our modest shortfall versus our benchmark composite index. Our edge over competing funds stemmed from our emphasis on larger-capitalization stocks, which outperformed smaller stocks, and our low expense ratio (0.31% of assets in fiscal 1996 versus 1.32% for the average balanced fund).

IN SUMMARY

Coming on top of extraordinary gains in the preceding two years, the stock market's strong showing during the past six months was astonishing to us and, it's safe to say, to most other market participants. At the risk of being accused of "crying wolf," we repeat the comment we made six months ago in our Annual Report: "The risks of investing in stocks and bonds are still very much present."

     We continue to believe that a balanced approach to investing--holding stocks, bonds, and reserves in proportions appropriate to each investor's needs--is the best way to ride out the ups and downs of the financial markets and "stay the course" toward long-term objectives. Just such a balanced approach has been Wellington's modus operandi for nearly 70 years and will remain our strategy in the years ahead.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan
Chairman of the Board                                      President

June 13, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

---------------------------------------------------------------------
                                                 TOTAL RETURNS
                                          PERIODS ENDED MAY 31, 1997
                                         ----------------------------
                                         6 MONTHS   1 YEAR   5 YEARS*
---------------------------------------------------------------------
EQUITY
   S&P 500 Index                            13.1%    29.4%     18.4%
   Russell 2000 Index                        8.4      7.0      15.8
   MSCI-EAFE Index                           4.2      7.9      10.9
---------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index               0.9%     8.3%      7.2%
   Lehman 10-Year Municipal
     Bond Index                              1.7      8.2       7.5
   Salomon 90-Day U.S. Treasury Bills        2.6      5.3       4.5
---------------------------------------------------------------------
OTHER
   Consumer Price Index                      0.9%     2.2%      2.8%
---------------------------------------------------------------------

*Average annual.

     The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

     Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER


During the first half of fiscal 1997, Vanguard/ Wellington Fund provided a return of 6.5%, compared with returns of 6.0% for the average balanced fund and 8.0% for the unmanaged stock/bond composite index against which we compare ourselves. The equity portion of your Fund, which represented 62% of assets on May 31, provided a net return of 11.2% versus 13.1% for the Standard & Poor's 500 Composite Stock Price Index. Performance of our fixed-income securities, which made up 38% of assets, was in line with the long-term bond index, declining -1.2% during the six-month period.

     The stock market has continued its advance in 1997 as a result of strong economic growth, low levels of inflation, and favorable earnings trends. These factors were powerful enough to overcome a rise in interest rates during the last six months. The Fund's equities trailed the market somewhat, largely because of our relatively light holdings of large-capitalization growth stocks, where valuations are high and dividends are hard to come by. Our overweighting in the financial-services area, which is sensitive to rising interest rates, also held us back.

     We increased our exposure to the information technology sector during the market correction in early spring. We also added to our utility holdings. The Fund's exposure to energy was reduced as the sector continued to perform quite well even though commodity prices were declining. During the last six months, we added a number of new companies, such as H.J. Heinz, IBM, and Fannie Mae, to the Fund.

     The bond market remained unsettled, with the yield on the benchmark 30-year Treasury bond rising by approximately 50 basis points to 6.9% during the six months. The strong U.S. economy has produced a fear of inflation that, though unrealized, has hurt the bond market. Investors in long-term bonds enjoy a yield that offers a substantial premium over the current inflation rate. We are maintaining the long average maturity of the Fund's bond holdings at approximately 20 years. Should economic growth continue to surprise on the upside, inflationary pressures at some point will become a reality. We expect that economic growth will slow down to a sustainable rate, with continued low inflation.

     In our view, the yield on long-term Treasuries provides powerful competition with the stock market at current levels, and we expect in the near term to keep our equity exposure at the low end of the 60% to 70% of assets range. Given our defensive posture and emphasis on low valuations and income, keeping up with an ebullient market that is willing to pay a large premium for growth can be a challenge. We believe that Wellington Fund is well positioned to participate in an economy that will continue to grow, albeit at a somewhat slower pace than in recent times.

Ernst H. von Metzsch, Senior Vice President and
Portfolio Manager
Wellington Management Company, LLP

June 11, 1997

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the Fund's equity segment, while long-term, high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

WELLINGTON FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1976-MAY 31, 1997
----------------------------------------------------------
              WELLINGTON FUND      COMPOSITE*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
----------------------------------------------------------
1977      -6.5%    5.1%    -1.4%      0.5%
1978      -0.3     6.2      5.9       3.7
1979       4.9     7.9     12.8      10.1
1980      18.1     9.2     27.3      21.8
1981      -5.6     8.4      2.8      -0.4
1982      10.1     9.7     19.8      22.4
1983      17.0     8.7     25.7      19.2
1984       0.6     7.7      8.3       7.2
1985      18.3     8.2     26.5      27.5
1986      17.3     7.0     24.3      26.4
1987      -7.1     2.8     -4.3      -2.0
1988      13.8     7.2     21.0      19.3
1989      13.4     6.6     20.0      25.7
1990      -8.4     5.8     -2.6      -0.2
1991      10.2     6.6     16.8      19.2
1992       9.2     5.8     15.0      15.9
1993       8.4     5.2     13.6      11.8
1994      -5.2     4.4     -0.8      -1.6
1995      27.3     5.4     32.7      33.0
1996      16.7     4.6     21.3      19.8
1997**     4.0     2.5      6.5       8.0
----------------------------------------------------------

 *65% S&P 500 Index, 35% Lehman Long-Term Corporate AA or Better Bond Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
--------------------------------------------------------------------------
                                                           10 YEARS
                   INCEPTION                       -----------------------
                     DATE     1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------
Wellington Fund     7/1/29    13.04%    13.97%      5.67%    5.49%  11.16%
--------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]
FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
WELLINGTON FUND                                SHARES              (000)
------------------------------------------------------------------------
COMMON STOCKS (61.4%)
------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.9%)
  Canadian National Railway Co.             2,000,000    $       83,500
  Chrysler Corp.                            3,000,000            95,250
  Ford Motor Co.                            6,704,515           251,420
  General Motors Corp.                      2,000,000           114,500
  KLM Royal Dutch Air Lines NV              3,000,000            88,125
  Norfolk Southern Corp.                      466,700            45,328
  Union Pacific Corp.                       3,395,500           230,045
                                                              ---------
                                                                908,168
                                                              ---------
CONSUMER DISCRETIONARY (2.0%)
  Eastman Kodak Co.                         1,304,600           108,119
  May Department Stores Co.                 1,508,000            71,064
  J.C. Penney Co., Inc.                     1,791,700            92,273
  Sears, Roebuck & Co.                      1,907,017            93,682
                                                              ---------
                                                                365,138
                                                              ---------
CONSUMER STAPLES (1.6%)
  General Mills, Inc.                       1,000,000            63,250
  H.J. Heinz Co.                            2,500,000           107,500
  Philip Morris Cos., Inc.                  1,200,000            52,800
  SuperValu Inc.                            2,279,400            76,075
                                                              ---------
                                                                299,625
                                                              ---------
FINANCIAL SERVICES (12.6%)
  Allstate Corp.                            5,500,000           404,937
  BB&T Corp.                                  350,000            14,000
  Banc One Corp.                              500,000            21,625
  BankAmerica Corp.                         1,710,400           199,903
  CIGNA Corp.                               1,000,000           173,750
  Citicorp                                  2,850,000           325,969
  Compass Bancshares Inc.                     449,950            14,398
  CoreStates Financial Corp.                2,100,000           111,037
  Fannie Mae                                2,756,300           120,244
  First Bank System, Inc.                   4,249,800           348,484
  First Union Corp.                         2,307,200           198,131
  Jefferson-Pilot Corp.                     1,416,800            90,144
  Marsh & McLennan Cos., Inc.                 797,500           105,071
  Summit Bancorp                              200,000             9,875
  Wachovia Corp.                            2,977,400           181,249
                                                              ---------
                                                              2,318,817
                                                              ---------
HEALTH CARE (8.1%)
  Abbott Laboratories                       2,750,000           173,250
  American Home Products Corp.              3,250,000           247,812
  C.R. Bard, Inc.                           2,437,000            77,984
  Baxter International, Inc.                2,954,700           155,860
  Bristol-Myers Squibb Co.                  3,800,000           278,825
  Johnson & Johnson                         3,000,000           179,625
  Pharmacia & Upjohn, Inc.                  4,865,400           168,465
  Pfizer, Inc.                              1,400,000           144,025
  Zeneca Group PLC ADR                        650,000            59,556
                                                              ---------
                                                              1,485,402
                                                              ---------
INTEGRATED OILS (5.8%)
  Amoco Corp.                               1,300,000           116,186
  Ashland Inc.                              1,000,000            47,875
  Atlantic Richfield Co.                      200,000            29,100
  Chevron Corp.                             1,400,000            98,000
(1)Equitable Resources, Inc.                1,870,300            55,408
  Exxon Corp.                               1,400,000            82,950
  Kerr-McGee Corp.                            500,000            32,375
  Norsk Hydro AS ADR                        1,500,000            76,125
  Phillips Petroleum Co.                    2,200,000            93,500
  Repsol SA ADR                             3,197,700           134,703
  Royal Dutch Petroleum Co. ADR               535,512           104,559
  Texaco Inc.                                 500,000            54,563
  Total SA ADR                              2,000,000            91,250
  Unocal Corp.                              1,100,000            46,888
                                                              ---------
                                                              1,063,482
                                                              ---------

------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
WELLINGTON FUND                                SHARES              (000)
------------------------------------------------------------------------
MATERIALS & PROCESSING (12.1%)
  Aluminum Co. of America                   2,500,000      $    184,062
  British Steel PLC ADR                     3,363,200            87,023
  Cabot Corp.                               2,200,000            56,375
  Dow Chemical Co.                          2,463,300           205,378
  E.I. du Pont de Nemours & Co.             1,850,000           201,419
  International Paper Co.                   2,400,000           115,200
  Kimberly-Clark Corp.                      5,300,000           265,663
(1)Lubrizol Corp.                           3,250,000           115,781
  PPG Industries, Inc.                      1,700,000            98,813
(1)Phelps Dodge Corp.                       3,304,900           276,372
  Reynolds Metals Co.                       1,600,000           108,600
  Rhone-Poulenc SA ADR                      3,068,303            98,953
  Temple-Inland Inc.                        1,984,600           120,068
  Westvaco Corp.                            3,528,900           110,278
  Willamette Industries, Inc.               1,460,500           108,807
  Witco Chemical Corp.                      1,714,200            63,425
                                                              ---------
                                                              2,216,217
                                                              ---------
PRODUCER DURABLES (5.5%)
  AMP, Inc.                                 2,088,600            85,894
  Caterpillar, Inc.                         1,300,000           126,912
  Honeywell, Inc.                           2,747,900           199,910
  Northrop Grumman Corp.                    2,170,400           183,941
  United Technologies Corp.                 1,700,000           136,637
  Xerox Corp.                               3,979,300           269,598
                                                              ---------
                                                              1,002,892
                                                              ---------
TECHNOLOGY (0.7%)
  International Business
   Machines Corp.                           1,510,000           130,615
                                                              ---------

UTILITIES (5.0%)
  AT&T Corp.                                4,000,000           147,500
  BellSouth Corp.                           2,500,000           113,437
  Carolina Power & Light Co.                2,000,000            69,500
  CINergy Corp.                             2,155,000            75,425
  Duke Power Co.                            2,000,000            90,000
  NYNEX Corp.                               1,000,000            53,750
  PacifiCorp                                3,150,000            62,606
  Pinnacle West Capital Corp.               2,194,000            64,449
  SBC Communications Inc.                   1,436,300            84,024
  Texas Utilities Co.                       2,490,000            85,594
  U S WEST Communications
   Group                                    1,964,856            71,963
                                                              ---------
                                                                918,248
                                                              ---------
OTHER (3.1%)
  Canadian Pacific Ltd.                     5,592,300           148,196
  General Electric Co.                      4,600,000           277,725
  Minnesota Mining &
   Manufacturing Co.                        1,500,000           137,625
                                                              ---------
                                                                563,546
                                                              ---------
------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $6,485,043)                                          11,272,150
------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
------------------------------------------------------------------------
  Bethlehem Steel Corp. Cvt. $3.50            500,000            19,938
  Cyprus Amax Minerals Co.
   Cvt. $4.00                                 480,000            26,400
  Sun Co., Inc. Cvt. $1.80 Series A         2,000,000            58,000
------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $102,770)                                               104,338
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                 FACE             MARKET
                                               AMOUNT             VALUE*
                                                (000)              (000)
------------------------------------------------------------------------
CORPORATE BONDS (18.8%)
------------------------------------------------------------------------
FINANCE (5.7%)
Allstate Corp.
  7.50%, 6/15/13                       $       15,000      $     14,790
AMBAC, Inc.
  7.50%, 5/1/23                                25,000            24,506
American Re Corp.
  7.45%, 12/15/26                              41,500            40,268
Associates Corp. of North America
  6.875%, 11/15/08                             35,000            33,521
Banc One Corp.
  7.625%, 10/15/26                             20,000            19,479
  9.875%, 3/1/09                               20,000            23,763
BankAmerica Corp.
  7.20%, 4/15/06                               20,000            19,890
BankBoston Corp.
  6.625%, 12/1/05                              27,000            25,732
CIGNA Corp.
  7.875%, 5/15/27                              45,000            44,641
The Chase Manhattan Corp.
  6.50%, 1/15/09                               30,000            27,970
Citicorp
  6.75%, 8/15/05                               30,000            29,209
Comerica Bank
  7.875%, 9/15/26                              20,000            19,935
  8.375%, 7/15/24                              20,500            21,159
Dean Witter Discover
  6.75%, 10/15/13                              24,275            22,240
  7.07%, 2/10/14                               17,500            16,525
Exxon Capital Corp.
  6.00%, 7/1/05                                13,500            12,694
First Chicago Corp.
  6.375%, 1/30/09                              15,000            13,892
First Colony Corp.
  6.625%, 8/1/03                               31,550            30,853
First Union Bancorp
  7.50%, 4/15/35                               30,000            30,931
General Electric Capital Corp.
  8.125%, 5/15/12                              30,000            32,276
General Electric Capital Services
  7.50%, 8/21/35                               11,000            11,019
General Electric Global
  Insurance Holdings
  7.00%, 2/15/26                               35,000            32,703
General Motors Acceptance Corp.
  6.00%, 4/1/11                                27,370            23,590
General Re Corp.
  9.00%, 9/12/09                               32,000            36,486
John Hancock
  7.375%, 2/15/24                              29,000            27,137
Jackson National Life Insurance Co.
  8.15%, 3/15/27                               40,000            39,568
Liberty Mutual Insurance Co.
  7.875%, 10/15/26                             30,000            29,256
Lumbermans Mutual Casualty
  9.15%, 7/1/26                                35,000            37,520
Metropolitan Life Insurance Co.
  7.70%, 11/1/15                               30,000            29,310
NBD Bancorp
  7.125%, 5/15/07                              15,000            14,786
National City Bank Pennsylvania
  7.25%, 10/21/11                              20,000            19,513

------------------------------------------------------------------------
                                                 FACE             MARKET
                                               AMOUNT             VALUE*
                                                (000)              (000)
------------------------------------------------------------------------
National City Columbus
  7.25%, 7/15/10                          $    25,000        $   24,734
NationsBank Corp.
  7.80%, 9/15/16                               45,000            45,567
Norwest Financial Inc.
  6.25%, 12/15/07                              35,000            32,498
Republic New York Corp.
  7.75%, 5/15/09                               10,000            10,327
  9.50%, 4/15/14                                5,000             5,879
  9.70%, 2/1/09                                 5,000             5,915
SunTrust Bank Atlanta
  7.25%, 9/15/06                               35,000            35,161
Texaco Capital, Inc.
  9.75%, 3/15/20                               15,000            18,349
TransAmerica Financial
  6.50%, 3/15/11                               29,265            26,696
U S WEST Capital Funding, Inc.
  7.90%, 2/1/27                                35,000            34,708
Wachovia Corp.
  6.375%, 2/1/09                                6,000             5,556
                                                              ---------
                                                              1,050,552
                                                              ---------
INDUSTRIAL (8.9%)
ARCO Chemical Co.
  9.80%, 2/1/20                                15,000            18,347
Air Products & Chemicals, Inc.
  8.75%, 4/15/21                               26,650            29,596
Albertson's Inc.
  7.75%, 6/15/26                               30,000            30,428
Amoco Canada Petroleum Co.
  6.75%, 2/15/05                               10,000             9,847
  7.95%, 10/1/22                               20,000            19,841
Anheuser-Busch Cos., Inc.
  7.00%, 12/1/25                               30,000            27,256
Archer-Daniels-Midland Co.
  7.50%, 3/15/27                               40,000            39,655
Baxter International, Inc.
  7.65%, 2/1/27                                35,000            34,502
Becton Dickinson & Co.
  8.70%, 1/15/25                               20,000            21,119
The Boeing Co.
  8.75%, 8/15/21                               38,200            43,400
Bristol-Myers Squibb Co.
  6.80%, 11/15/26                              45,000            41,844
Browning-Ferris Industries, Inc.
  6.375%, 1/15/08                              34,000            31,633
CPC International, Inc.
  7.25%, 12/15/26                              30,500            29,381
CSX Corp.
  7.90%, 5/1/17                                35,000            35,540
Coca-Cola Enterprises, Inc.
  8.50%, 2/1/22                                30,000            32,423
E.I. du Pont de Nemours & Co.
  8.25%, 1/15/22                               25,000            25,391
Eastman Chemical Co.
  7.60%, 2/1/27                                40,000            39,020
Eaton Corp.
  7.00%, 4/1/11                                10,600             9,903
  7.625%, 4/1/24                               15,000            14,909
Fluor Corp.
  6.95%, 3/1/07                                30,000            29,498
Ford Motor Co.
  8.875%, 1/15/22                              25,000            27,982
General Motors Corp.
  7.70%, 4/15/16                               25,000            25,240
Georgia-Pacific Corp.
  9.625%, 3/15/22                              22,000            23,629
Husky Oil Ltd.
  7.55%, 11/15/16                              30,000            29,102
International Business
  Machines Corp.
  8.375%, 11/1/19                              25,000            26,902
Johnson & Johnson
  6.73%, 11/15/23                              15,000            13,886
Eli Lilly & Co.
  7.125%, 6/1/25                               29,000            27,785
Lockheed Martin Corp.
  7.65%, 5/1/16                                40,000            40,307
Lucent Technologies Inc.
  7.25%, 7/15/06                               35,000            35,324
McDonald's Corp.
  7.375%, 7/15/33                              15,000            14,188
Mead Corp.
  7.35%, 3/1/17                                16,250            15,870
Mobil Corp.
  8.625%, 8/15/21                              20,000            22,659
Morton International, Inc.
  9.25%, 6/1/20                                21,000            24,721
Motorola, Inc.
  7.50%, 5/15/25                               43,500            43,626
News America Holdings
  8.00%, 10/17/16                              25,000            24,392
Norfolk Southern Corp.
  7.70%, 5/15/17                               40,000            40,142
Norsk Hydro AS
  7.15%, 11/15/25                              30,000            28,123
  9.00%, 4/15/12                               20,000            22,590
PPG Industries, Inc.
  6.875%, 2/15/12                              13,600            13,107
  9.00%, 5/1/21                                19,750            22,716
J.C. Penney Co., Inc.
  7.95%, 4/1/17                                35,000            35,683
Petro-Canada
  7.875%, 6/15/26                              32,000            32,750
Phillips Petroleum Co.
  9.375%, 2/15/11                              20,000            23,200
Procter & Gamble Co. ESOP
  9.36%, 1/1/21                                20,000            23,636
Raytheon Co.
  7.375%, 7/15/25                              18,000            16,775
Rockwell International Corp.
  7.875%, 2/15/05                              17,000            17,790
Rohm & Haas Co.
  9.80%, 4/15/20                               15,000            17,868
Sears, Roebuck & Co.
  9.375%, 11/1/11                              14,000            16,307
SmithKline Beecham MTN
  7.375%, 4/15/05                              15,000            15,265
Stanford Univ.
  7.65%, 6/15/26                               29,000            29,399
Talisman Energy, Inc.
  7.125%, 6/1/07                               20,000            19,577
Tenneco, Inc. (New)
  7.875%, 4/15/27                              35,000            34,919

------------------------------------------------------------------------
                                                 FACE             MARKET
                                               AMOUNT             VALUE*
WELLINGTON FUND                                 (000)              (000)
------------------------------------------------------------------------
Tosco Corp.
  7.80%, 1/1/27                           $    35,000        $   34,868
Union Pacific Corp.
  7.00%, 2/1/16                                35,000            32,356
United Parcel Service
  8.375%, 4/1/20                               30,070            32,964
United Technologies Corp.
  8.75%, 3/1/21                                32,000            36,039
WMX Technologies, Inc.
  7.65%, 3/15/11                               20,150            20,607
Wal-Mart Stores, Inc.
  7.25%, 6/1/13                                24,000            23,785
Wendy's International, Inc.
  6.35%, 12/15/05                              25,500            23,979
WorldCom Inc.
  7.75%, 4/1/27                                30,000            30,104
Zeneca Wilmington
  7.00%, 11/15/23                              36,500            33,660
                                                              ---------
                                                              1,637,355
                                                              ---------
UTILITIES (4.2%)
AT&T Corp.
  7.75%, 3/1/07                                40,000            41,518
(2)Atlantic City Electric
  7.00%, 9/1/23                                18,000            16,495
BellSouth Telecommunications
  5.875%, 1/15/09                              15,000            13,640
  7.50%, 6/15/33                               30,000            28,621
Carolina Power & Light Co.
  8.625%, 9/15/21                              31,000            34,386
Chesapeake & Potomac
  Telephone Co. (MD)
  7.15%, 5/1/23                                10,000             9,411
Chesapeake & Potomac
  Telephone Co. (VA)
  7.625%, 12/1/12                               9,400             9,550
Consolidated Edison Co. of
  New York, Inc.
  7.50%, 6/15/23                               25,000            23,833
Duke Power Co.
  7.00%, 7/1/33                                10,000             9,043
  8.625%, 3/1/22                                8,000             8,217
El Paso Natural Gas Co.
  7.50%, 11/15/26                              35,000            34,060
GTE North Inc.
  6.90%, 11/1/08                               30,000            29,240
GTE Southwest Inc.
  6.00%, 1/15/06                               30,000            27,682
Illinois Bell Telephone Co.
  6.625%, 2/1/25                               27,725            24,267
Indiana Bell Telephone Co. Inc.
  7.30%, 8/15/26                               30,000            29,386
New Jersey Bell Telephone Co.
  8.00%, 6/1/22                                25,519            26,784
New York Telephone Co.
  6.70%, 11/1/23                               11,000             9,736
  7.25%, 2/15/24                               20,000            18,681
Northern States Power Co.
  7.125%, 7/1/25                               45,000            43,160
Ohio Bell Telephone Co.
  7.85%, 12/15/22                              20,000            19,951
Pacific Bell Telephone Co./
  SBC Communications Inc.
  7.125%, 3/15/26                              40,000            37,982
Pacific Gas & Electric Co.
  7.05%, 3/1/24                                25,000            23,677
PacifiCorp
  6.625%, 6/1/07                               20,500            19,518
  6.71%, 1/15/26                               21,000            18,653
PanEnergy Corp.
  7.00%, 10/15/06                              25,000            24,546
Southern California Edison Co.
  6.90%, 10/1/18                               20,750            18,672
Southwestern Bell Telephone Co.
  7.25%, 7/15/25                               25,000            23,504
Southwestern Bell
  Telephone Co. MTN
  7.60%, 4/26/07                                7,000             7,134
Tennessee Gas Pipeline Co.
  7.50%, 4/1/17                                40,000            39,415
Texas Utilities Electric Co.
  7.875%, 4/1/24                               14,000            13,608
U S WEST Communications Group
  6.875%, 9/15/33                              30,000            26,128
Washington Gas & Light
  6.15%, 1/26/26                               23,000            21,357
Wisconsin Electric Power Co.
  7.70%, 12/15/27                              29,100            28,655
Wisconsin Gas Co.
  6.60%, 9/15/13                               13,100            11,835
                                                              ---------
                                                                772,345
                                                              ---------
------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,458,538)                                           3,460,252
------------------------------------------------------------------------
FOREIGN BONDS (4.7%)
------------------------------------------------------------------------
ABN AMRO Bank NV (Chicago)
  7.25%, 5/31/05                               40,000            40,104
Abbey National PLC
  6.69%, 10/17/05                              25,000            24,200
Abbey National First Capital
  8.20%, 10/15/04                              20,000            21,162
Asian Development Bank
  9.125%, 6/1/00                               10,000            10,688
BBV International Finance
  7.00%, 12/1/25                               27,500            24,783
BHP Finance USA Ltd.
  7.25%, 3/1/16                                35,000            33,372
Bank of Montreal
  7.80%, 4/1/07                                15,000            15,434
Banque Nationale de Paris-NY
  7.20%, 1/15/07                               35,000            34,313
Banque Paribas-NY
  6.875%, 3/1/09                               35,000            32,695
Bayerische Landesbank-NY
  6.375%, 10/15/05                             25,000            23,898
Deutsche Bank Financial
  6.70%, 12/13/06                              40,000            38,534
Enersis SA
  7.40%, 12/1/16                               35,000            33,035
Republic of Ireland MTN
  7.64%, 1/2/02                                30,000            30,752
Republic of Italy Global Bond
  6.875%, 9/27/23                              30,000            27,648

------------------------------------------------------------------------
                                                 FACE            MARKET
                                               AMOUNT            VALUE*
                                                (000)             (000)
------------------------------------------------------------------------
Japan Financial Corp.
  7.375%, 4/27/05                           $  38,500       $    39,293
KFW International Finance
  7.00%, 3/1/13                                10,000             9,706
  7.20%, 3/15/14                               25,000            24,620
Province of Manitoba
  9.125%, 1/15/18                              20,000            23,191
  9.25%, 4/1/20                                20,000            23,618
Province of New Brunswick
  6.75%, 8/15/13                               20,400            19,147
Province of Nova Scotia
  8.25%, 7/30/22                               30,000            32,067
Province of Ontario
  7.00%, 8/4/05                                40,000            39,832
Province of Quebec
  6.86%, 4/15/26                               20,000            19,460
  7.50%, 7/15/23                               25,000            24,096
Royal Bank of Scotland
  6.375%, 2/1/11                               30,000            27,022
Province of Saskatchewan
  7.125%, 3/15/08                              11,000            11,033
Scotland International Finance 2 BV
  8.85%, 11/1/06                               24,000            26,370
Societe Generale-NY
  7.40%, 6/1/06                                25,000            24,969
Southern Investments UK
  6.80%, 12/1/06                               35,000            33,635
SunCanada Financial
  6.625%, 12/15/07                             40,000            38,038
Toronto Dominion Bank-NY
  6.45%, 1/15/09                               14,000            13,017
  6.50%, 8/15/08                               10,000             9,395
Westdeutsche Landesbank-NY
  6.75%, 6/15/05                               40,000            39,084
------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $875,421)                                               868,211
------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (9.9%)
------------------------------------------------------------------------
Agency for International
  Development (Israel)
  (U.S. Government Guaranteed)
  5.89%, 8/15/05                               23,000            21,435
Federal Home Loan Bank
  7.66%, 7/20/04                               10,000            10,459
Federal Home Loan Mortgage Corp.
  6.19%, 1/21/04                               15,000            14,269
Federal National Mortgage Assn.
  6.28%, 2/3/04                                25,000            23,969
Tennessee Valley Authority
  6.875%, 12/15/43                             25,000            22,262
U.S. Treasury Bonds
  6.25%, 8/15/23                              600,000           546,468
  7.25%, 5/15/16                              450,000           463,009
  7.50%, 11/15/16                             305,000           321,537
U.S. Treasury Notes
  6.50%, 8/15/05                              125,000           123,789
  6.50%, 10/15/06                             220,000           217,318
  7.875%, 11/15/04                             50,000            53,617
------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (COST $1,822,598)                                           1,818,132
------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (2.6%)
------------------------------------------------------------------------
DLJ Mortgage Acceptance
  7.60%, 5/15/30                            $  20,000       $    20,436
Government National
  Mortgage Assn.
  6.50%, 4/15/23-3/15/26                       97,786            92,815
Federal Home Loan
  Mortgage Corp.
  6.50%, 7/1/25-4/1/26                        388,295           369,863
------------------------------------------------------------------------
TOTAL MORTGAGE BACKED SECURITIES
  (COST $488,281)                                               483,114
------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.2%)
------------------------------------------------------------------------
Oakland CA Pension Obligation
  6.98%, 12/15/09                              20,000            19,543
Chelan County WA Public Utility Dist.
  7.07%, 6/1/07                                10,000             9,922
  7.10%, 6/1/08                                12,000            11,890
------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
  (COST $42,000)                                                 41,355
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.8%)
------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.561%, 6/2/97
  (COST $138,291)                             138,291           138,291
------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%)
  (COST $13,412,942)                                          18,185,843
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
------------------------------------------------------------------------
Other Assets--Notes C and F                                      505,297
Liabilities--Note F                                             (315,555)
                                                                --------
                                                                 189,742
------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 649,932,701 outstanding
  $1.00 par value shares
  (authorized 1,100,000,000 shares)                         $18,375,585
========================================================================

NET ASSET VALUE PER SHARE                                        $28.27
========================================================================

*See Note A in Notes to Financial Statements.

(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of the company.

(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).

(3)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).

ADR--American Depository Receipt.

MTN--Medium-Term Note.

------------------------------------------------------------------------
 AT MAY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
                                               AMOUNT                PER
                                                (000)              SHARE
------------------------------------------------------------------------
 Paid in Capital                          $12,911,970             $19.87
 Undistributed Net
  Investment Income                           163,960                .25
 Accumulated Net Realized Gains               526,754                .81
 Unrealized Appreciation--
  Note E                                    4,772,901               7.34
------------------------------------------------------------------------
 NET ASSETS                               $18,375,585             $28.27
========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                                          WELLINGTON FUND
                                                            SIX MONTHS ENDED MAY 31, 1997
                                                                                    (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                $   143,180
   Interest                                                                      228,904
                                                                             -----------
      Total Income                                                               372,084
                                                                             -----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                    3,480
      Performance Adjustment                                                         (48)
   The Vanguard Group--Note C
      Management and Administrative                                               20,512
      Marketing and Distribution                                                   1,944
   Taxes (other than income taxes)                                                   630
   Custodian Fees                                                                    156
   Auditing Fees                                                                       8
   Shareholders' Reports                                                             238
   Annual Meeting and Proxy Costs                                                     32
   Directors' Fees and Expenses                                                       22
                                                                             -----------
      Total Expenses                                                              26,974
      Expenses Paid Indirectly--Note C                                              (506)
                                                                             -----------
      Net Expenses                                                                26,468
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            345,616
----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                  526,652
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES        246,878
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $1,119,146
========================================================================================

*Dividend income from affiliated companies was $5,212,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                                    WELLINGTON FUND
                                                              ---------------------------
                                                                SIX MONTHS           YEAR
                                                                     ENDED          ENDED
                                                              MAY 31, 1997  NOV. 30, 1996
                                                                     (000)          (000)
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                      $    345,616 $     572,006
   Realized Net Gain                                               526,652       695,226
   Change in Unrealized Appreciation (Depreciation)                246,878     1,544,678
                                                              --------------------------
      Net Increase in Net Assets Resulting from Operations       1,119,146     2,811,910
                                                              --------------------------
DISTRIBUTIONS
   Net Investment Income                                          (395,817)     (519,183)
   Realized Capital Gain                                          (647,264)     (141,199)
                                                              --------------------------
      Total Distributions                                       (1,043,081)     (660,382)
                                                              --------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                        2,025,404     3,193,817
   Issued in Lieu of Cash Distributions                            988,677       617,054
   Redeemed                                                     (1,219,934)   (1,789,640)
                                                              --------------------------
      Net Increase from Capital Share Transactions               1,794,147     2,021,231
----------------------------------------------------------------------------------------
   Total Increase                                                1,870,212     4,172,759
----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                          16,505,373    12,332,614
                                                              --------------------------
   End of Period                                               $18,375,585   $16,505,373
========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                           75,253       126,321
   Issued in Lieu of Cash Distributions                             37,746        24,884
   Redeemed                                                        (45,463)      (70,741)
                                                              --------------------------
      Net Increase in Shares Outstanding                            67,536        80,464
========================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------------------
                                                                                      WELLINGTON FUND
                                                                                  YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED    -------------------------------------------------------
THROUGHOUT EACH PERIOD                            MAY 31, 1997      1996        1995       1994        1993         1992
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $28.34     $24.57      $19.33     $20.78      $19.34       $17.95
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                  .54       1.02         .96        .88         .92          .93
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     1.16       4.00        5.19      (1.03)       1.62         1.65
                                                        -----------------------------------------------------------------
      Total from Investment Operations                   1.70       5.02        6.15       (.15)       2.54         2.58
                                                        -----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                  (.66)      (.97)       (.88)      (.92)       (.94)        (.96)
   Distributions from Realized Capital Gains            (1.11)      (.28)       (.03)      (.38)       (.16)        (.23)
                                                        -----------------------------------------------------------------
      Total Distributions                               (1.77)     (1.25)       (.91)     (1.30)      (1.10)       (1.19)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $28.27     $28.34      $24.57     $19.33      $20.78       $19.34
=========================================================================================================================

TOTAL RETURN                                            6.54%     21.26%      32.70%     -0.82%      13.62%       14.99%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)               $18,376    $16,505     $12,333     $8,638      $7,917       $5,359
   Ratio of Total Expenses to
      Average Net Assets                               0.32%*      0.31%       0.33%      0.35%       0.34%        0.33%
   Ratio of Net Investment Income to
      Average Net Assets                               4.05%*      4.08%       4.37%      4.35%       4.55%        4.98%
   Portfolio Turnover Rate                               32%*        30%         24%        32%         34%          24%
   Average Commission Rate Paid                        $.0571     $.0287         N/A        N/A         N/A          N/A
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Common stocks listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the S&P 500 Index and the Lehman Long-Term Corporate AA or Better Bond Index. For the six months ended May 31, 1997, the advisory fee represented an effective annual basic rate of 0.04% of the Fund's average net assets before a decrease of $48,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At May 31, 1997, the Fund had contributed capital of $1,415,000 to Vanguard (included in Other Assets), representing 7.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

     Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the six months ended May 31, 1997, these arrangements reduced the Fund's expenses by $506,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended May 31, 1997, the Fund purchased $2,368,855,000 of investment securities and sold $1,717,008,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,386,150,000 and $960,739,000, respectively.

E. At May 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,772,901,000, consisting of unrealized gains of $4,901,966,000 on securities that had risen in value since their purchase and $129,065,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at May 31, 1997, was $500,773,000, for which the Fund had received as collateral cash of $287,775,000 and U.S. Treasury securities with a market value of $223,877,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.;
     Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO
     Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447
Individual Account Services: 1-800-662-2739
Institutional Investor Services: 1-800-523-1036 http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard International Value Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q212-5/97